UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

Or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2009

Legg Mason Partners

130/30 U.S. Large Cap Equity Fund

Managed by	BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended April 30, 2009. Looking back, after expanding 2.8% during the second quarter of 2008, U.S. gross domestic product (“GDP”)i growth took a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiv from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	I

Letter from the chairman continued

pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

The U.S. stock market was extremely volatile and generated poor results during the six months ended April 30, 2009. The overall stock market, as measured by the S&P 500 Indexv (the “Index”), began the reporting period on a poor note, as the Index fell 7.18% in November 2008. After a modest gain in December 2008, the market again fell sharply in January and February 2009. Stock prices continued to plunge in early March, at one point reaching a twelve-year low. Stocks then rallied sharply in March and April, returning 8.76% and 9.57%, respectively. However, it was too little, too late, as the Index returned -8.53% during the six-month period as a whole.

II	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting negative returns. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000vi, Russell Midcapvii and Russell 2000viii Indices, returned -7.39%, -1.64% and -8.40%, respectively, during the six-month period ended April 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned -1.68% and -13.21%, respectively.

Performance review

For the six months ended April 30, 2009, Class A shares of Legg Mason Partners 130/30 U.S. Large Cap Equity Fund, excluding sales charges, returned -13.92%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned -7.39% for the same period. The Lipper Extended U.S. Large-Cap Core Funds Category Average1 returned -7.50% for the same period.

PERFORMANCE SNAPSHOT as of April 30, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
130/30 U.S. Large Cap Equity Fund — Class A Shares	-13.92%
Russell 1000 Index	-7.39%
Lipper Extended U.S. Large-Cap Core Funds Category Average[1]	-7.50%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned -14.20%, Class FI shares returned -13.89%, Class R shares returned -14.04% and Class I shares returned -13.76% over the six months ended April 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 28, 2009, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 5.17%, 6.64%, 5.22%, 7.19% and 5.73%, respectively.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.75% for Class R shares and 1.25% for Class I shares until February 28, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 41 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	III

Letter from the chairman continued

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

IV	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 29, 2009

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	V

Letter from the chairman continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may not perform as well as other investments if the U.S. stock markets and, especially, large-capitalization stocks decline or perform poorly relative to other types of investments. Because the Fund uses short sales as part of its investment strategy, the Fund bears certain additional risks. The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. By using the cash proceeds from short sales to purchase additional securities, the Fund expects to use leverage, which involves special risks. The use of leverage may cause increased volatility of returns. The Fund cannot guarantee that its leveraging strategy will be successful. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

VI	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	1

Fund at a glance (unaudited) continued

SECURITIES SOLD SHORT BREAKDOWN (%) As a percent of total securities sold short

2	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2008 and held for the period ended April 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[3]	EXPENSES PAID DURING THE PERIOD[4]
Class A	(13.92)%	$1,000.00	$860.80	2.39%	$11.03
Class C	(14.20)	1,000.00	858.00	3.14	14.47
Class FI	(13.89)	1,000.00	861.10	2.39	11.03
Class R	(14.04)	1,000.00	859.60	2.63	12.13
Class I	(13.76)	1,000.00	862.40	2.14	9.88

[1]	For the six month ended April 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios include interest and dividend expense and collateral management fees related to securities sold short and not subject to a contractual expense limitation.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	3

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[2]	EXPENSES PAID DURING THE PERIOD[3]
Class A	5.00%	$1,000.00	$1,012.94	2.39%	$11.93
Class C	5.00	1,000.00	1,009.22	3.14	15.64
Class FI	5.00	1,000.00	1,012.94	2.39	11.93
Class R	5.00	1,000.00	1,011.75	2.63	13.12
Class I	5.00	1,000.00	1,014.18	2.14	10.69

[1]	For the six months ended April 30, 2009.

[2]	The expense ratios include interest and dividend expense and collateral management fees related to securities sold short and not subject to a contractual expense limitation.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

4	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2009

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 123.8%
CONSUMER DISCRETIONARY — 15.0%
	Diversified Consumer Services — 0.7%
410	Apollo Group Inc., Class A Shares*	$25,809
170	ITT Educational Services Inc.*	17,131
	Total Diversified Consumer Services	42,940
	Hotels, Restaurants & Leisure — 2.8%
520	Chipotle Mexican Grill Inc., Class A*	42,167
1,040	McDonald’s Corp.(a)	55,422
330	Panera Bread Co., Class A Shares*	18,483
2,010	Wyndham Worldwide Corp.(a)	23,477
1,100	Yum! Brands Inc.	36,685
	Total Hotels, Restaurants & Leisure	176,234
	Household Durables — 2.0%
2,440	D.R. Horton Inc.	31,842
1,160	Garmin Ltd.	29,220
1,750	Jarden Corp.(a)*	35,175
1,700	KB HOME(a)	30,719
	Total Household Durables	126,956
	Internet & Catalog Retail — 0.3%
221	Priceline.com Inc.(a)*	21,457
	Media — 3.2%
2,620	Comcast Corp., Class A Shares	40,505
1,250	DIRECTV Group Inc.(a)*	30,913
1,940	DISH Network Corp.*	25,705
4,740	Interpublic Group of Cos. Inc.*	29,672
680	Netfllix Inc.*	30,811
1,570	Regal Entertainment Group, Class A Shares	20,504
980	Walt Disney Co.	21,462
	Total Media	199,572
	Multiline Retail — 2.3%
1,190	Big Lots Inc.*	32,892
804	Dollar Tree Inc.(a)*	34,041
960	Family Dollar Stores Inc.(a)	31,862
1,030	Kohl’s Corp.(a)*	46,711
	Total Multiline Retail	145,506
	Specialty Retail — 2.6%
1,200	Aeropostale Inc.(a)*	40,764
260	AutoZone Inc.*	43,262
1,660	Gap Inc.	25,796

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Specialty Retail — 2.6% continued
1,460	PETsMART Inc.(a)	$33,405
600	Ross Stores Inc.(a)	22,764
	Total Specialty Retail	165,991
	Textiles, Apparel & Luxury Goods — 1.1%
920	Coach Inc.*	22,845
360	NIKE Inc., Class B Shares(a)	18,889
470	Polo Ralph Lauren Corp.	25,305
	Total Textiles, Apparel & Luxury Goods	67,039
	TOTAL CONSUMER DISCRETIONARY	945,695
CONSUMER STAPLES — 10.7%
	Beverages — 2.3%
1,534	Coca-Cola Co.(a)	66,039
1,760	Coca-Cola Enterprises Inc.	30,025
1,034	PepsiCo Inc.(a)	51,452
	Total Beverages	147,516
	Food & Staples Retailing — 3.2%
770	BJ’s Wholesale Club Inc.(a)*	25,672
1,166	CVS Corp.(a)	37,055
1,190	Kroger Co.(a)	25,728
1,711	Wal-Mart Stores Inc.(a)	86,234
900	Walgreen Co.	28,287
	Total Food & Staples Retailing	202,976
	Food Products — 1.4%
1,640	ConAgra Foods Inc.(a)	29,028
1,050	Dean Foods Co.*	21,735
4,670	Del Monte Foods Co.	35,259
	Total Food Products	86,022
	Household Products — 1.6%
320	Colgate-Palmolive Co.	18,880
1,656	Procter & Gamble Co.(a)	81,873
	Total Household Products	100,753
	Tobacco — 2.2%
3,757	Altria Group Inc.(a)	61,352
420	Lorillard Inc.	26,515
1,387	Philip Morris International Inc.(a)	50,209
	Total Tobacco	138,076
	TOTAL CONSUMER STAPLES	675,343

See Notes to Financial Statements.

6	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

ENERGY — 14.7%
	Energy Equipment & Services — 3.1%
1,200	Dresser-Rand Group Inc.(a)*	$29,556
1,060	ENSCO International Inc.(a)	29,977
770	National-Oilwell Varco Inc.*	23,316
1,040	Noble Corp.	28,423
1,360	Pride International Inc.*	30,872
470	Schlumberger Ltd.	23,025
680	Tidewater Inc.	29,410
	Total Energy Equipment & Services	194,579
	Oil, Gas & Consumable Fuels — 11.6%
429	Apache Corp.(a)	31,257
1,010	Canadian Natural Resources Ltd.	46,571
1,837	Chevron Corp.(a)	121,426
1,724	ConocoPhillips(a)	70,684
3,935	Exxon Mobil Corp.(a)	262,346
1,800	Frontier Oil Corp.(a)	22,878
264	Hess Corp.(a)	14,465
1,270	Marathon Oil Corp.(a)	37,719
1,220	Southern Union Co.	19,410
3,290	Talisman Energy Inc.(a)	41,257
2,430	Tesoro Corp.(a)	37,057
1,510	Valero Energy Corp.(a)	29,958
	Total Oil, Gas & Consumable Fuels	735,028
	TOTAL ENERGY	929,607
FINANCIALS — 13.2%
	Capital Markets — 3.5%
754	Bank of New York Mellon Corp.(a)	19,212
1,070	Charles Schwab Corp.	19,774
230	Goldman Sachs Group Inc.(a)	29,555
1,230	Investment Technology Group Inc.(a)*	28,019
1,250	Jefferies Group Inc.	24,463
970	Morgan Stanley	22,931
340	Northern Trust Corp.(a)	18,482
600	State Street Corp.	20,478
2,450	TD Ameritrade Holding Corp.(a)*	38,979
	Total Capital Markets	221,893
	Commercial Banks — 2.3%
700	BancorpSouth Inc.(a)	16,275
830	Cullen/Frost Bankers Inc.(a)	39,084

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Commercial Banks — 2.3% continued
330	PNC Financial Services Group Inc.	$13,101
1,000	U.S. Bancorp	18,220
2,980	Wells Fargo & Co.(a)	59,630
	Total Commercial Banks	146,310
	Diversified Financial Services — 2.0%
3,925	Bank of America Corp.(a)	35,050
2,725	JPMorgan Chase & Co.(a)	89,925
	Total Diversified Financial Services	124,975
	Insurance — 3.2%
1,400	American Financial Group Inc.(a)	24,612
730	Aon Corp.(a)	30,806
140	Fairfax Financial Holdings Ltd.	37,153
920	First American Corp.	25,833
688	Platinum Underwriters Holdings Ltd.	19,794
1,620	Progressive Corp.*	24,754
935	Travelers Cos. Inc.(a)	38,466
	Total Insurance	201,418
	Real Estate Investment Trusts (REITs) — 1.7%
600	Digital Realty Trust Inc.	21,606
5,510	HRPT Properties Trust	23,748
1,700	Liberty Property Trust	41,378
570	Plum Creek Timber Co. Inc.	19,677
	Total Real Estate Investment Trusts (REITs)	106,409
	Thrifts & Mortgage Finance — 0.5%
860	Capitol Federal Financial	33,506
	TOTAL FINANCIALS	834,511
HEALTH CARE — 16.5%
	Biotechnology — 2.4%
1,300	Amgen Inc.(a)*	63,011
540	Biogen Idec Inc.*	26,104
650	Cephalon Inc.(a)*	42,646
480	Gilead Sciences Inc.(a)*	21,984
	Total Biotechnology	153,745
	Health Care Equipment & Supplies — 3.0%
420	Becton, Dickinson & Co.	25,402
1,410	Cooper Cos. Inc.	40,537
860	Gen-Probe Inc.*	41,418
780	Hospira Inc.*	25,660

See Notes to Financial Statements.

8	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Health Care Equipment & Supplies — 3.0% continued
780	Kinetic Concepts Inc.*	$19,313
980	ResMed Inc.*	37,681
	Total Health Care Equipment & Supplies	190,011
	Health Care Providers & Services — 3.8%
1,290	AmerisourceBergen Corp.(a)	43,396
1,820	CIGNA Corp.(a)	35,872
318	Express Scripts Inc.(a)*	20,342
1,090	Humana Inc.(a)*	31,370
830	McKesson Corp.	30,710
620	Medco Health Solutions Inc.(a)*	27,001
1,080	Omnicare Inc.(a)	27,767
930	UnitedHealth Group Inc.	21,874
	Total Health Care Providers & Services	238,332
	Life Sciences Tools & Services — 0.3%
650	Charles River Laboratories International Inc.*	17,973
	Pharmaceuticals — 7.0%
760	Abbott Laboratories(a)	31,806
2,067	Bristol-Myers Squibb Co.(a)	39,686
730	Eli Lilly & Co.	24,032
2,060	Endo Pharmaceuticals Holdings Inc.(a)*	34,072
1,880	Johnson & Johnson(a)	98,437
1,081	Merck & Co. Inc.(a)	26,203
3,842	Pfizer Inc.(a)	51,329
1,840	Schering-Plough Corp.(a)	42,357
2,030	Sepracor Inc.(a)*	28,846
2,700	Warner Chilcott Ltd., Class A Shares(a)*	26,433
1,274	Watson Pharmaceuticals Inc.(a)*	39,418
	Total Pharmaceuticals	442,619
	TOTAL HEALTH CARE	1,042,680
INDUSTRIALS — 13.7%
	Aerospace & Defense — 3.6%
412	General Dynamics Corp.(a)	21,288
1,050	Honeywell International Inc.(a)	32,770
350	Lockheed Martin Corp.	27,486
946	Northrop Grumman Corp.(a)	45,739
1,211	Raytheon Co.(a)	54,774
917	United Technologies Corp.(a)	44,786
	Total Aerospace & Defense	226,843

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Air Freight & Logistics — 0.4%
730	Expeditors International of Washington Inc.	$25,338
	Airlines — 0.4%
770	Copa Holdings SA, Class A Shares	23,601
	Commercial Services & Supplies — 0.9%
2,020	Brink’s Co.(a)	57,267
	Construction & Engineering — 2.0%
2,010	EMCOR Group Inc.(a)*	41,788
2,360	KBR Inc.(a)	36,863
1,440	Shaw Group Inc.(a)*	48,283
	Total Construction & Engineering	126,934
	Electrical Equipment — 1.7%
1,540	General Cable Corp.(a)*	41,796
2,020	Thomas & Betts Corp.(a)*	62,862
	Total Electrical Equipment	104,658
	Industrial Conglomerates — 1.1%
5,437	General Electric Co.(a)	68,778
	Machinery — 1.7%
570	Flowserve Corp.(a)	38,703
1,270	Gardner Denver Inc.(a)*	33,808
1,400	Joy Global Inc.(a)	35,700
	Total Machinery	108,211
	Road & Rail — 1.3%
180	Burlington Northern Santa Fe Corp.	12,146
1,050	CSX Corp.	31,070
660	Norfolk Southern Corp.	23,549
360	Union Pacific Corp.	17,690
	Total Road & Rail	84,455
	Trading Companies & Distributors — 0.6%
1,400	WESCO International Inc.(a)*	36,400
	TOTAL INDUSTRIALS	862,485
INFORMATION TECHNOLOGY — 26.1%
	Communications Equipment — 2.3%
4,590	Cisco Systems Inc.(a)*	88,679
880	F5 Networks Inc.*	23,998
770	QUALCOMM Inc.	32,586
	Total Communications Equipment	145,263
	Computers & Peripherals — 7.7%
819	Apple Inc.(a)*	103,055
2,220	EMC Corp.(a)*	27,817
2,623	Hewlett-Packard Co.(a)	94,375

See Notes to Financial Statements.

10	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Computers & Peripherals — 7.7% continued
1,500	International Business Machines Corp.(a)	$154,815
2,836	QLogic Corp.(a)*	40,214
2,010	Teradata Corp.*	33,607
1,317	Western Digital Corp.(a)*	30,976
	Total Computers & Peripherals	484,859
	Electronic Equipment, Instruments & Components — 1.2%
870	Amphenol Corp., Class A Shares	29,441
1,100	Dolby Laboratories Inc., Class A Shares*	44,143
	Total Electronic Equipment, Instruments & Components	73,584
	Internet Software & Services — 1.1%
182	Google Inc., Class A Shares(a)*	72,067
	IT Services — 3.2%
1,130	Accenture Ltd., Class A Shares	33,256
640	Affiliated Computer Services Inc., Class A Shares*	30,963
580	Alliance Data System Corp.*	24,284
1,280	Computer Sciences Corp.(a)*	47,309
1,280	Hewitt Associates Inc., Class A Shares*	40,141
138	MasterCard Inc., Class A Shares(a)	25,316
	Total IT Services	201,269
	Semiconductors & Semiconductor Equipment — 3.3%
1,124	ASML Holding NV, New York Registered Shares	23,773
3,070	Cypress Semiconductor Corp.*	24,345
3,640	Integrated Device Technology Inc.(a)*	19,765
4,017	Intel Corp.(a)	63,388
5,830	LSI Corp.*	22,387
2,160	Marvell Technology Group Ltd.*	23,404
1,520	Xilinx Inc.(a)	31,069
	Total Semiconductors & Semiconductor Equipment	208,131
	Software — 7.3%
1,383	BMC Software Inc.(a)*	47,949
5,110	Cadence Design Systems Inc.*	28,514
690	McAfee Inc.*	25,903
6,805	Microsoft Corp.(a)	137,869
4,712	Oracle Corp.(a)*	91,130
1,463	Sybase Inc.(a)*	49,683
2,060	Symantec Corp.(a)*	35,535
1,030	Synopsys Inc.(a)*	22,433
950	VMware Inc., Class A Shares*	24,776
	Total Software	463,792
	TOTAL INFORMATION TECHNOLOGY	1,648,965

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

MATERIALS — 4.7%
	Chemicals — 2.3%
557	CF Industries Holdings Inc.(a)	$40,132
660	FMC Corp.	32,162
260	Monsanto Co.	22,071
310	Potash Corp. of Saskatchewan Inc.	26,812
973	Terra Industries Inc.(a)	25,785
	Total Chemicals	146,962
	Containers & Packaging — 0.9%
590	Ball Corp.	22,255
1,530	Crown Holdings Inc.(a)*	33,736
	Total Containers & Packaging	55,991
	Metals & Mining — 1.5%
2,660	Eldorado Gold Corp.*	21,280
480	Freeport-McMoRan Copper & Gold Inc., Class B Shares	20,472
3,050	IAMGOLD Corp.	24,369
730	Reliance Steel & Aluminum Co.	25,718
	Total Metals & Mining	91,839
	TOTAL MATERIALS	294,792
TELECOMMUNICATION SERVICES — 4.1%
	Diversified Telecommunication Services — 3.7%
4,672	AT&T Inc.(a)	119,696
780	Embarq Corp.	28,517
2,803	Verizon Communications Inc.(a)	85,043
	Total Diversified Telecommunication Services	233,256
	Wireless Telecommunication Services — 0.4%
6,000	Sprint Nextel Corp.*	26,160
	TOTAL TELECOMMUNICATION SERVICES	259,416
UTILITIES — 5.1%
	Electric Utilities — 1.2%
950	DPL Inc.	21,308
580	FirstEnergy Corp.(a)	23,722
540	FPL Group Inc.	29,047
	Total Electric Utilities	74,077
	Gas Utilities — 0.7%
950	Atmos Energy Corp.	23,474
920	UGI Corp.	21,105
	Total Gas Utilities	44,579

See Notes to Financial Statements.

12	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Independent Power Producers & Energy Traders — 1.0%
2,250	Mirant Corp.(a)*	$28,643
1,750	NRG Energy Inc.(a)*	31,465
	Total Independent Power Producers & Energy Traders	60,108
	Multi-Utilities — 2.2%
1,550	CMS Energy Corp.	18,631
490	Dominion Resources Inc.	14,778
800	NSTAR	25,128
780	PG&E Corp.(a)	28,954
880	Public Service Enterprise Group Inc.	26,259
590	Sempra Energy	27,152
	Total Multi-Utilities	140,902
	TOTAL UTILITIES	319,666
	TOTAL INVESTMENTS — 123.8% (Cost — $8,971,264#)	7,813,160
	Securities Sold Short, at Value — (24.1)% (Proceeds — $1,518,382#)	(1,520,465)
	Other Assets in Excess of Liabilities — 0.3%	20,456
	TOTAL NET ASSETS — 100.0%	$6,313,151

*	Non-income producing security.

(a)	All or a portion of this security is pledged to the broker as collateral for short sales.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	13

Schedule of securities sold short† (unaudited)

April 30, 2009

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — (24.1)%
CONSUMER DISCRETIONARY — (3.7)%
	Auto Components — (0.2)%
870	Johnson Controls Inc.	$16,539
	Distributors — (0.3)%
520	Genuine Parts Co.	17,659
	Hotels, Restaurants & Leisure — (1.5)%
960	Burger King Holdings Inc.	16,111
1,460	International Game Technology	18,217
570	Marriott International Inc., Class A Shares	13,429
1,711	Starbucks Corp.*	24,741
1,090	Starwood Hotels & Resorts Worldwide Inc.	22,737
	Total Hotels, Restaurants & Leisure	95,235
	Household Durables — (0.2)%
380	Fortune Brands Inc.	14,938
	Media — (0.7)%
780	Scripps Networks Interactive, Class A Shares	21,403
3,060	Virgin Media Inc.	23,623
	Total Media	45,026
	Specialty Retail — (0.4)%
860	Abercrombie & Fitch Co., Class A Shares	23,272
	Textiles, Apparel & Luxury Goods — (0.4)%
1,450	Hanesbrands Inc.*	23,867
	TOTAL CONSUMER DISCRETIONARY	236,536
CONSUMER STAPLES — (1.1)%
	Beverages — (0.6)%
390	Brown-Forman Corp., Class B Shares	18,135
440	Molson Coors Brewing Co., Class B Shares	16,830
	Total Beverages	34,965
	Food Products — (0.2)%
460	H.J. Heinz Co.	15,833
	Personal Products — (0.3)%
560	Estee Lauder Cos. Inc., Class A Shares	16,744
	TOTAL CONSUMER STAPLES	67,542
ENERGY — (2.6)%
	Energy Equipment & Services — (0.7)%
850	Smith International Inc.	21,972
1,320	Weatherford International Ltd.*	21,952
	Total Energy Equipment & Services	43,924

See Notes to Financial Statements.

14	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — (1.9)%
650	Cabot Oil & Gas Corp.	$19,624
710	Cimarex Energy Co.	19,099
760	Pioneer Natural Resources Co.	17,571
960	Plains Exploration & Production Co.*	18,115
1,120	Spectra Energy Corp.	16,240
470	Suncor Energy Inc.	11,919
1,320	Williams Cos. Inc.	18,612
	Total Oil, Gas & Consumable Fuels	121,180
	TOTAL ENERGY	165,104
FINANCIALS — (1.7)%
	Capital Markets — (0.3)%
1,120	SEI Investments Co.	15,714
	Insurance — (0.7)%
460	Erie Indemnity Co., Class A Shares	16,247
970	Manulife Financial Corp.	16,587
400	Mercury General Corp.	13,512
	Total Insurance	46,346
	Real Estate Investment Trusts (REITs) — (0.7)%
1,020	Kimco Realty Corp.	12,260
1,870	ProLogis	17,036
620	Taubman Centers Inc.	14,768
	Total Real Estate Investment Trusts (REITs)	44,064
	TOTAL FINANCIALS	106,124
HEALTH CARE — (3.0)%
	Biotechnology — (0.8)%
1,070	BioMarin Pharmaceutical Inc.*	13,760
380	Celgene Corp.*	16,233
580	Vertex Pharmaceuticals Inc.*	17,876
	Total Biotechnology	47,869
	Health Care Equipment & Supplies — (0.9)%
640	DENTSPLY International Inc.	18,317
130	Intuitive Surgical Inc.*	18,685
406	Zimmer Holdings Inc.*	17,860
	Total Health Care Equipment & Supplies	54,862
	Health Care Providers & Services — (0.3)%
500	Henry Schein Inc.*	20,520
	Life Sciences Tools & Services — (0.7)%
510	Covance Inc.*	20,033
1,550	MDS Inc.*	9,052

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	15

Schedule of securities sold short† (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Life Sciences Tools & Services — (0.7)% continued
1,230	PerkinElmer Inc.	$17,921
	Total Life Sciences Tools & Services	47,006
	Pharmaceuticals — (0.3)%
700	Perrigo Co.	18,144
	TOTAL HEALTH CARE	188,401
INDUSTRIALS — (4.6)%
	Commercial Services & Supplies — (1.0)%
920	Iron Mountain Inc.*	26,211
900	Republic Services Inc.	18,900
340	Stericycle Inc.*	16,007
	Total Commercial Services & Supplies	61,118
	Machinery — (1.5)%
630	Donaldson Co. Inc.	20,784
400	Eaton Corp.	17,520
550	Illinois Tool Works Inc.	18,040
340	Parker Hannifin Corp.	15,419
1,730	Terex Corp.*	23,874
	Total Machinery	95,637
	Marine — (0.3)%
630	Alexander & Baldwin Inc.	16,783
	Professional Services — (0.7)%
490	Manpower Inc.	21,114
980	Robert Half International Inc.	23,540
	Total Professional Services	44,654
	Road & Rail — (0.8)%
520	Canadian Pacific Railway Ltd.	18,647
900	Kansas City Southern*	13,725
460	Landstar System Inc.	16,381
	Total Road & Rail	48,753
	Trading Companies & Distributors — (0.3)%
540	Fastenal Co.	20,714
	TOTAL INDUSTRIALS	287,659
INFORMATION TECHNOLOGY — (4.2)%
	Communications Equipment — (0.4)%
1,130	Juniper Networks Inc.*	24,464
	Computers & Peripherals — (0.4)%
990	Logitech International SA*	13,187
770	NetApp Inc.*	14,091
	Total Computers & Peripherals	27,278

See Notes to Financial Statements.

16	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Electronic Equipment, Instruments & Components — (0.6)%
350	Itron Inc.*	$16,100
1,240	Tyco Electronics Ltd.	21,626
	Total Electronic Equipment, Instruments & Components	37,726
	Internet Software & Services — (0.1)%
520	Yahoo! Inc.*	7,431
	Semiconductors & Semiconductor Equipment — (1.6)%
1,750	Applied Materials Inc.	21,367
980	International Rectifier Corp.*	16,542
770	KLA-Tencor Corp.	21,360
890	Microchip Technology Inc.	20,470
1,870	NVIDIA Corp.*	21,468
	Total Semiconductors & Semiconductor Equipment	101,207
	Software — (1.1)%
610	ANSYS Inc.*	16,848
740	Autodesk Inc.*	14,756
510	Citrix Systems Inc.*	14,550
990	Electronic Arts Inc.*	20,147
	Total Software	66,301
	TOTAL INFORMATION TECHNOLOGY	264,407
MATERIALS — (0.8)%
	Chemicals — (0.3)%
460	PPG Industries Inc.	20,263
	Construction Materials — (0.3)%
350	Vulcan Materials Co.	16,642
	Metals & Mining — (0.2)%
540	Barrick Gold Corp.	15,714
	TOTAL MATERIALS	52,619
TELECOMMUNICATION SERVICES — (0.4)%
	Wireless Telecommunication Services — (0.4)%
710	MetroPCS Communications Inc.*	12,134
660	Rogers Communications Inc., Class B Shares	16,223
	TOTAL TELECOMMUNICATION SERVICES	28,357
UTILITIES — (2.0)%
	Electric Utilities — (0.7)%
630	Allegheny Energy Inc.	16,330
1,110	Great Plains Energy Inc.	16,062
1,030	Pepco Holdings Inc.	12,308
	Total Electric Utilities	44,700
	Gas Utilities — (0.3)%
470	EQT Corp.	15,806

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	17

Schedule of securities sold short† (unaudited) continued

April 30, 2009

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Multi-Utilities — (1.0)%
1,510	CenterPoint Energy Inc.	$16,067
1,270	NiSource Inc.	13,957
710	OGE Energy Corp.	18,254
1,410	TECO Energy Inc.	14,932
	Total Multi-Utilities	63,210
	TOTAL UTILITIES	123,716
	TOTAL SECURITIES SOLD SHORT (Proceeds — $1,518,382)	$1,520,465

*	Non-income producing security.

†	Percentages indicated are based on net assets.

See Notes to Financial Statements.

18	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2009

ASSETS:
Investments, at value (Cost — $8,971,264)	$7,813,160
Cash	22,439
Receivable for securities sold	188,903
Receivable from investment manager	9,448
Dividends and interest receivable	9,302
Deposits with brokers for short sales (Note 1)	5,854
Receivable for Fund shares sold	2,916
Prepaid expenses	18,761
Total Assets	8,070,783
LIABILITIES:
Investments sold short, at value (proceeds received $1,518,382)	1,520,465
Payable for securities purchased	168,992
Dividends and interest payable for short sales	2,636
Distribution fees payable	1,514
Accrued expenses	64,025
Total Liabilities	1,757,632
TOTAL NET ASSETS	$6,313,151
NET ASSETS:
Par value (Note 6)	$10
Paid-in capital in excess of par value	11,096,414
Overdistributed net investment income	(16,604)
Accumulated net realized loss on investments, short sales and foreign currency transactions	(3,606,482)
Net unrealized depreciation on investments and short sales	(1,160,187)
TOTAL NET ASSETS	$6,313,151
Shares Outstanding:
Class A	433,874
Class C	80,128
Class FI	381,564
Class R	8,772
Class I	74,591
Net Asset Value:
Class A (and redemption price)	$6.45
Class C1	$6.43
Class FI (and redemption price)	$6.45
Class R (and redemption price)	$6.44
Class I (and redemption price)	$6.46
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$6.84

[1]	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended April 30, 2009

INVESTMENT INCOME:
Dividends	$100,330
Interest	38
Less: Foreign taxes withheld	(604)
Total Investment Income	99,764
EXPENSES:
Legal fees	45,972
Registration fees	36,953
Investment management fee (Note 2)	32,926
Shareholder reports (Note 4)	29,580
Dividend expense on securities sold short	22,165
Audit and tax	21,040
Distribution fees (Notes 2 and 4)	10,105
Interest expense	6,225
Transfer agent fees (Note 4)	2,380
Custody fees	1,390
Trustees’ fees	1,176
Insurance	838
Collateral management fees	835
Miscellaneous expenses	5,665
Total Expenses	217,250
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(136,764)
Net Expenses	80,486
NET INVESTMENT INCOME	19,278
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SHORT SALES AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(3,621,306)
Short sales	802,909
Foreign currency transactions	(12)
Net Realized Loss	(2,818,409)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	2,623,613
Short sales	(949,585)
Change in Net Unrealized Appreciation/Depreciation	1,674,028
NET LOSS ON INVESTMENTS, SHORT SALES AND FOREIGN CURRENCY TRANSACTIONS	(1,144,381)
DECREASE IN NET ASSETS FROM OPERATIONS	$(1,125,103)

See Notes to Financial Statements.

20	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited) AND THE PERIOD ENDED OCTOBER 31, 2008	2009	2008†
OPERATIONS:
Net investment income (loss)	$19,278	$(21,873)
Net realized loss	(2,818,409)	(784,751)
Change in net unrealized appreciation/depreciation	1,674,028	(2,834,215)
Decrease in Net Assets From Operations	(1,125,103)	(3,640,839)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(49,732)	—
Decrease in Net Assets From Distributions to Shareholders	(49,732)	—
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	267,661	11,655,402
Reinvestment of distributions	27,235	—
Cost of shares repurchased	(492,650)	(328,823)
Increase (Decrease) in Net Assets From Fund Share Transactions	(197,754)	11,326,579
INCREASE (DECREASE) IN NET ASSETS	(1,372,589)	7,685,740
NET ASSETS:
Beginning of period	7,685,740	—
End of period*	$6,313,151	$7,685,740
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(16,604)	$13,850

†	For the period November 8, 2007 (inception date) to October 31, 2008.

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	21

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$7.55	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.02	(0.03)
Net realized and unrealized loss	(1.07)	(3.82)
Total loss from operations	(1.05)	(3.85)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	—
Total distributions	(0.05)	—
NET ASSET VALUE, END OF PERIOD	$6.45	$7.55
Total return[4]	(13.92)%	(33.77)%
NET ASSETS, END OF PERIOD (000s)	$2,799	$3,158
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	6.83%	7.57%
Gross expenses, excluding interest and dividend expense and collateral management fees[5]	5.95	6.69
Net expenses[5,6,7]	2.39	2.37 [8]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6,7]	1.50	1.50 [8]
Net investment income (loss)[5]	0.62	(0.27)
PORTFOLIO TURNOVER RATE	91%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	For the period November 8, 2007 (inception date) to October 31, 2008.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class A shares will not exceed 1.50% until February 28, 2010.

[8]	There was an impact of 0.01% to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

22	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$7.50	$11.40
LOSS FROM OPERATIONS:
Net investment loss	(0.00)[4]	(0.09)
Net realized and unrealized loss	(1.07)	(3.81)
Total loss from operations	(1.07)	(3.90)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.00)[4]	—
Total distributions	(0.00)	—
NET ASSET VALUE, END OF PERIOD	$6.43	$7.50
Total return[5]	(14.20)%	(34.21)%
NET ASSETS, END OF PERIOD (000s)	$515	$847
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[6]	7.78%	9.38%
Gross expenses, excluding interest and dividend expense and collateral management fees[6]	6.89%	8.57%
Net expenses[6,7,8]	3.14	3.06 [9]
Net expenses, excluding interest and dividend expense and collateral management fees[6,7,8]	2.25	2.25 [9]
Net investment loss[6]	(0.02)	(0.94)
PORTFOLIO TURNOVER RATE	91%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	For the period November 8, 2007 (inception date) to October 31, 2008.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class C shares will not exceed 2.25% until February 28, 2010.

[9]	There was an impact of 0.01% to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS FI SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$7.55	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.02	(0.02)
Net realized and unrealized loss	(1.07)	(3.83)
Total loss from operations	(1.05)	(3.85)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	—
Total distributions	(0.05)	—
NET ASSET VALUE, END OF PERIOD	$6.45	$7.55
Total return[4]	(13.89)%	(33.77)%
NET ASSETS, END OF PERIOD (000s)	$2,460	$2,947
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	5.97%	7.83%
Gross expenses, excluding interest and dividend expense and collateral management fees[5]	5.08	6.99
Net expenses[5,6,7]	2.39	2.34 [8]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6,7]	1.50	1.50 [8]
Net investment income (loss)[5]	0.64	(0.16)
PORTFOLIO TURNOVER RATE	91%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	For the period November 8, 2007 (inception date) to October 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class FI shares will not exceed 1.50% until February 28, 2010.

[8]	There was an impact of 0.01% to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

24	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$7.53	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.01	(0.05)
Net realized and unrealized loss	(1.07)	(3.82)
Total loss from operations	(1.06)	(3.87)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	—
Total distributions	(0.03)	—
NET ASSET VALUE, END OF PERIOD	$6.44	$7.53
Total return[4]	(14.04)%	(33.95)%
NET ASSETS, END OF PERIOD (000s)	$57	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	7.82%	9.47%
Gross expenses, excluding interest and dividend expense and collateral management fees[5]	6.93	8.59
Net expenses[5,6,7]	2.63	2.62 [8]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6,7]	1.75	1.75 [8]
Net investment income (loss)[5]	0.39	(0.52)
PORTFOLIO TURNOVER RATE	91%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	For the period November 8, 2007 (inception date) to October 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class R shares will not exceed 1.75% until February 28, 2010.

[8]	There was an impact of 0.01% to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$7.57	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.03	0.01
Net realized and unrealized loss	(1.07)	(3.84)
Total loss from operations	(1.04)	(3.83)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	—
Total distributions	(0.07)	—
NET ASSET VALUE, END OF PERIOD	$6.46	$7.57
Total return[4]	(13.76)%	(33.60)%
NET ASSETS, END OF PERIOD (000s)	$482	$668
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	6.78%	8.66%
Gross expenses, excluding interest and dividend expense and collateral management fees[5]	5.89	7.83
Net expenses[5,6,7]	2.14	2.08 [8]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6,7]	1.25	1.25 [8]
Net investment income[5]	0.92	0.07
PORTFOLIO TURNOVER RATE	91%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2009 (unaudited).

[3]	For the period November 8, 2007 (inception date) to October 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class I shares will not exceed 1.25% until February 28, 2010.

[8]	There was an impact of 0.01% to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

26	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective November 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

	APRIL 30, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$7,813,160	$7,813,160	—	—
Other financial instruments*	(1,520,465)	(1,520,465)	—	—
Total	$6,292,695	$6,292,695	—	—

*	Other financial instruments may include written options, futures, swaps, forward contracts and short sales.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of that security. To complete a short sale, the Fund may arrange through a broker to borrow the security to be delivered to the buyer. The proceeds received by the Fund for the short sale may be retained by the broker until the Fund replaces the borrowed security. However, the Fund is expected to use the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement securities as collateral for the broker. The Fund may use securities it owns to meet any such collateral obligations. In borrowing the security to be delivered to the buyer, the Fund becomes obligated to replace the security borrowed at the market price at the time of replacement, whatever that price may be. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts

28	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(h) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

30	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	1.000%
Next $1 billion	0.975
Next $3 billion	0.950
Next $5 billion	0.925
Over $10 billion	0.900

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

As a result of contractual expense limitations until February 28, 2010, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of the Fund’s Class A, C, FI, R and I shares will not exceed 1.50%, 2.25%, 1.50%, 1.75% and 1.25%, respectively.

During the six months ended April 30, 2009, LMPFA waived all of its management fee in the amount of $32,926. In addition for the six months ended April 30, 2009, the Fund was reimbursed for expenses amounting to $103,838.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holding of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2009, LMIS and its affiliates received sales charges of approximately $500 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2009, CDSCs paid to LMIS and its affiliates for sales of the Fund’s Class C shares were approximately $400.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

3. Investments

During the six months ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$7,720,447
Sales	7,982,227

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$552,329
Gross unrealized depreciation	(1,712,516)
Net unrealized depreciation	$(1,160,187)

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, C, FI and R shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$3,480	$800	$17,214
Class C	3,296	590	3,722
Class FI	3,187	140	5,204
Class R	142	80	495
Class I	—	770	2,945
Total	$10,105	$2,380	$29,580

For the six months ended April 30, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$61,892
Class C	15,286
Class FI	45,687
Class R	1,479
Class I	12,420
Total	$136,764

32	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

5. Distributions to shareholders by class

SIX MONTHS ENDED APRIL 30, 2009
Net Investment Income:
Class A	$21,943
Class C	557
Class FI	20,950
Class R	303
Class I	5,979
Total	$49,732

6. Shares of beneficial interest

At April 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED APRIL 30, 2009		YEAR ENDED OCTOBER 31, 2008†
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	19,679	$133,266	424,549	$4,809,570
Shares issued on reinvestment	132	891	—	—
Shares repurchased	(4,132)	(25,079)	(6,354)	(53,699)
Net increase	15,679	$109,078	418,195	$4,755,871
Class C
Shares sold	126	$833	112,990	$1,216,876
Shares issued on reinvestment	76	513	—	—
Shares repurchased	(33,015)	(191,950)	(49)	(500)
Net increase (decrease)	(32,813)	$(190,604)	112,941	$1,216,376
Class FI
Shares sold	19,065	$128,562	413,767	$4,511,197
Shares issued on reinvestment	3,025	20,479	—	—
Shares repurchased	(30,818)	(177,669)	(23,475)	(217,504)
Net increase (decrease)	(8,728)	$(28,628)	390,292	$4,293,693
Class R
Shares sold	—	—	8,772	$100,000
Net increase	—	—	8,772	$100,000

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

	SIX MONTHS ENDED APRIL 30, 2009		YEAR ENDED OCTOBER 31, 2008†
	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold	689	$5,000	94,744	$1,017,759
Shares issued on reinvestment	790	5,352	—	—
Shares repurchased	(15,140)	(97,952)	(6,492)	(57,120)
Net increase (decrease)	(13,661)	$(87,600)	88,252	$960,639

†	For the period November 8, 2007 (inception date) to October 31, 2008.

7. Capital loss carryforward

As of October 31, 2008, the Fund had a net capital loss carryforward of approximately $765,978 all of which expires in 2016. This amount will be available to offset any future taxable capital gains.

8. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

*  *  *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

34	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund 2009 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, since the Fund commenced operations. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	35

Board approval of management and subadvisory agreements (unaudited) continued

services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s experience in using short sales as an investment technique, brokerage policies and practices, including the establishment of a prime brokerage arrangement for the Fund, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

As the Fund had less than a full year of operations at the time of the review, the Board did not review any comparative performance data. The Trustees discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

36	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of five retail front-end load long/short equity funds and one retail front-end load extended U.S. large-cap core fund selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load long/short equity funds and extended U.S. large-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and that the Fund’s Actual Management Fee also was lower than the average management fee paid by the other funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was lower than the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the other funds in the Expense Universe.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	37

Board approval of management and subadvisory agreements (unaudited) continued

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that, as a new fund, the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to

38	Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	39

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009. PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners 130/30 U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011033 6/09 SR09-823

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	Principal Accountant Fees and Services.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 29, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: June 29, 2009